SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported) April 9, 1998
                                                 -------------

                           NAL Financial Group Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware               0-25476                23-2455294
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  (State or other          (Commission           (I.R.S. Employer
   jurisdiction)           File Number)         Identification No.)

     500 Cypress Creek Road West
     Suite 590
     Fort Lauderdale, Florida                           33309
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (954) 938-8200
                                                   --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS


On March 23, 1998 NAL Financial Group Inc. filed for protection under Chapter 11 of the Bankruptcy Code as a result of continuing financial difficulties. In addition, the Company has experienced substantial turnover in its senior management positions, including the resignation of its Chairman and CEO, Robert
R. Bartolini and its Senior Vice President of Accounting, Mr. David Sheir. As a result, the Company is presently unable to compile and process the necessary information to complete its Form 10-K on a timely basis. At this time the Company has no estimate of the date when the Form 10-K will be completed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NAL FINANCIAL GROUP, INC.
                                             -------------------------
                                                   (Registrant)


    Date  April 9, 1998                     By:  /s/ Andrew Combs
          -------------                          --------------------
                                                 Andrew Combs, Vice President -
                                                 Finance, CFO/EVP